BEAR STEARNS FINANCIAL PRODUCTS INC.
383 MADISON AVENUE
NEW YORK, NEW YORK 10179
212-272-4009

DATE:	May 30, 2006

TO:	First Horizon Alternative Mortgage Securities Trust 2006-FA3
ATTENTION:	The Bank of New York, Corporate Trust Administration -
First Horizon Alternative Mortgage Securities Trust 2006-FA3
TELEPHONE:	(212) 815-6140
FACSIMILE:	(212) 815-3986

FROM:	Derivatives Documentation
TELEPHONE:	212-272-2711
FACSIMILE:	212-272-9857

SUBJECT:	Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER: FXNEC8318

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the current Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and the Separate Interest Trust (the “Counterparty”) created pursuant to the Pooling and Servicing Agreement, dated as of May 1, 2006 by and among First Horizon Asset Securities Inc., as Depositor, First Horizon Home Loan Corporation, as Master Servicer and The Bank of New York, as Trustee (the “Pooling and Servicing Agreement”), by The Bank of New York, not in its individual capacity but solely as trustee (the “Trustee”) for and on behalf of the Counterparty. This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a “Schedule” as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to the 2000 ISDA Definitions (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency—Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms capitalized but not defined herein shall have the meanings attributed to them in the Pooling and Servicing Agreement.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Reference Number: FXNEC8318
First Horizon Alternative Mortgage Securities Trust 2006-FA3
May 30, 2006

Type of Transaction:	Rate Cap

Notional Amount:	With respect to any Calculation Period the amount set forth for such period in Schedule I attached hereto.

Trade Date:	May 26, 2006

Effective Date:	May 30, 2006

Termination Date:	December 25, 2016, subject to adjustment in accordance with the Business Day Convention.

Fixed Amount (Premium):

Fixed Rate Payer:	Counterparty. BSFP acknowledges that Counterparty may satisfy its obligation to pay the Fixed Amounts by causing Greenwich Capital Markets Inc. to pay BSFP the Fixed Amount on the Fixed Rate Payer Payment Date.

Fixed Rate Payer
Payment Date:	May 30, 2006

Fixed Amount:	USD 2,260,000

Floating Amounts:

Floating Rate Payer:	BSFP

Cap Rate:	5.53000%

Fixed Rate Payer
Payment Dates:	The 25th calendar day of each month during the Term of this Transaction, commencing June 25, 2006 and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Floating Rate Option:	USD-LIBOR-BBA; provided, however, that if the Floating Rate determined from such Floating Rate Option for any Calculation Period is greater than 9.03000% then the Floating Rate for such Calculation Period shall be deemed equal to 9.03000%

Designated Maturity:	One month

Floating Rate Day
Count Fraction:	30/360

Reference Number: FXNEC8318
First Horizon Alternative Mortgage Securities Trust 2006-FA3
May 30, 2006

Reset Dates:	The first day of each Calculation Period.

Compounding:	Inapplicable

Business Days:	New York

Business Day Convention:	Following

3. Additional Provisions:	1) Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph (1) shall be deemed repeated on the trade date of each Transaction.

4. Provisions Deemed Incorporated in a Schedule to the ISDA Form Master Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2) Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(c) The "Cross Default" provisions of Section 5(a)(vi) will not apply to BSFP or to Counterparty.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(e) The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(f) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

(i) Market Quotation will apply.

(ii) The Second Method will apply.

Reference Number: FXNEC8318
First Horizon Alternative Mortgage Securities Trust 2006-FA3
May 30, 2006

(g) "Termination Currency" means United States Dollars.

3) Tax Representations.

Payer Representations. For the purpose of Section 3(e) of the ISDA Form Master Agreement, BSFP and Counterparty make the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the ISDA Form Master Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the ISDA Form Master Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of the ISDA Form Master Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of the ISDA Form Master Agreement by reason of material prejudice of its legal or commercial position.

Payee Representations. For the purpose of Section 3 (f) of the ISDA Form Master Agreement, BSFP and Counterparty make the following representations:

(i) BSFP represents that it is a corporation organized under the laws of the State of Delaware and its United States taxpayer identification number is 13-3866307.

(ii) Bank of New York represents that it is the Trustee under the Pooling and Servicing Agreement.

4) [Reserved]

5) Documents to be Delivered. For the purpose of Section 4(a) of the ISDA Form Master Agreement:

(1) Tax forms, documents, or certificates to be delivered are:

Reference Number: FXNEC8318
First Horizon Alternative Mortgage Securities Trust 2006-FA3
May 30, 2006

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered

BSFP and the Counterparty
Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate
Promptly after the earlier of (i) reasonable demand by either party or (ii) learning that such form or document is required

(2) Other documents to be delivered are:

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered	Covered by Section 3(d) Representation

BSFP and the Counterparty
Any documents required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider, if any, for it to execute and deliver this Agreement, any Confirmation , and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under this Agreement, such Confirmation and/or Credit Support Document, as the case may be

		Upon the execution and delivery of this Agreement and such Confirmation	Yes

Reference Number: FXNEC8318
First Horizon Alternative Mortgage Securities Trust 2006-FA3
May 30, 2006

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered	Covered by Section 3(d) Representation

BSFP and the Counterparty
A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any Confirmation, as the case may be

		Upon the execution and delivery of this Agreement and such Confirmation	Yes
Counterparty	An executed copy of the Pooling and Servicing Agreement	Within 30 days after the Effective Date of this Agreement.	No

6) Miscellaneous. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

Address for notices or communications to BSFP:

Address:	383 Madison Avenue, New York, New York 10179
Attention: DPC Manager
Facsimile: (212) 272-5823

with a copy to:

Address:	One Metrotech Center North, Brooklyn, New York 11201
Attention:	Derivative Operations - 7th Floor
Facsimile:	(212) 272-1634

 (For all purposes)

 Address for notices or communications to the Counterparty:

Address:	Bank of New York
11 Barclay Street, 8W
New York, New York 10286
Attention:	Corporate Trust Administration - First Horizon Alternative
Mortgage Securities Trust 2006-FA3

Facsimile:	(212) 815-3986
Phone:	(212) 815-6140

 (For all purposes)

Reference Number: FXNEC8318
First Horizon Alternative Mortgage Securities Trust 2006-FA3
May 30, 2006

(b) Process Agent. For the purpose of Section 13(c) of the ISDA Form Master Agreement:

BSFP appoints as
its Process Agent:	Not Applicable

The Counterparty
appoints as its
Process Agent:	Not Applicable

 (c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to the ISDA Form Master Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d)	Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

BSFP is not a Multibranch Party.

The Counterparty is not a Multibranch Party.

(e)	Calculation Agent. The Calculation Agent is BSFP.

(f)	Credit Support Document. Not applicable for either BSFP or the Counterparty.

(g)	Credit Support Provider.

BSFP: Not Applicable

The Counterparty: Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

Reference Number: FXNEC8318
First Horizon Alternative Mortgage Securities Trust 2006-FA3
May 30, 2006

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

7) "Affiliate": Counterparty shall be deemed to not have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii) of the ISDA Form Master Agreement.

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

“(g) Relationship Between Parties.

Each party represents to the other party on each date when it enters into a Transaction that:--

(1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

(2) Evaluation and Understanding.

(i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

(ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

(3) Purpose. It is an “eligible swap participant” as such term is defined in Section 35.1(b)(2) of the regulations (17 C.F.R 35) promulgated under, and an “eligible contract participant” as defined in Section 1(a)(12) of, the Commodity Exchange Act, as amended, and it is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

Reference Number: FXNEC8318
First Horizon Alternative Mortgage Securities Trust 2006-FA3
May 30, 2006

(4) Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of the Transaction.”

9) The ISDA Form Master Agreement is hereby amended as follows:

(a)  The word “third” shall be replaced by the word “second” in the third line of Section 5(a)(i) of the ISDA Form Master Agreement;

(b) “Credit Support Default” provisions of Section 5(a)(iii) will not apply to BSFP or Counterparty.

(c) “Misrepresentation” provisions of Section 5(a)(iv) will not apply to BSFP or Counterparty.

(d) “Bankruptcy” provision of Section 5(a)(vii)(2) will not apply to Counterparty.

10) Limitation of Liability. It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed and delivered by Bank of New York (“BKNY”), not individually or personally but solely as the Trustee for and on behalf of the Counterparty, in the exercise of the powers and authority conferred and vested in it under the Pooling and Servicing Agreement, (ii) each of the representations, undertakings and agreements herein made on the part of the Counterparty are made and intended not as personal representations, undertakings and agreements by BKNY, (iii) under no circumstances shall BKNY in its individual capacity be personally liable for the breach or failure of any obligation representation, warranty or covenant made or undertaken in this Agreement, (iv) nothing herein contained shall be construed as creating any liability on BKNY, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under parties hereto, and (v) all persons sharing any clam against the Trustee by reason of this confirmation shall look only to the assets of the Trust, as defined in the Pooling and Servicing Agreement for payment satisfaction thereof.

11) Proceedings.  BSFP shall not institute against or cause any other person to institute against, or join any other person in instituting against Counterparty any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law for a period of one year and one day (or, if longer, the applicable preference period) following payment in full of the Certificates.

12) Set-off.  Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

Reference Number: FXNEC8318
First Horizon Alternative Mortgage Securities Trust 2006-FA3
May 30, 2006

13) Additional Termination Events. Additional Termination Events will apply to BSFP and/or Counterparty, as specified for the applicable Additional Termination Events below:

(1) The occurrence of the following shall constitute an Additional Termination Event with respect to BSFP with BSFP as the Affected Party:

If a Rating Agency Downgrade has occurred and BSFP has not complied with paragraph (14) below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such an Additional Termination Event.

(2) Swap Disclosure Event. If, upon the occurrence of a Swap Disclosure Event (as defined in paragraph 16 below), BSFP has not, within 10 Business Days after such Swap Disclosure Event complied with any of the provisions set forth in clause (iii) in paragraph 16 below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such Additional Termination Event.

14) Rating Agency Downgrade.  In the event that BSFP’s long-term unsecured and unsubordinated debt rating is withdrawn or reduced below “AA-” by S&P, its long-term unsecured and unsubordinated debt rating is reduced below “Aa3” by Moody’s, or if rated by Fitch ("Fitch") and the unsecured debt rating of Party A, or its Credit Support Provider, is withdrawn by or reduced below "A" (long term) or "F-1" (short term) by Fitch (and together with S&P and Moody’s, the “Swap Rating Agencies”, and such rating thresholds, “Approved Rating Thresholds”), then within 30 days after such rating withdrawal or downgrade, BSFP shall, at its own expense and subject to the Rating Agency Condition, either (i) cause another entity to replace BSFP as party to this Agreement that meets or exceeds the Approved Rating Thresholds on terms substantially similar to this Agreement or (ii) obtain a guaranty of, or a contingent agreement of another person with the Approved Rating Thresholds, to honor, BSFP’s obligations under this Agreement. In the event that BSFP’s long-term unsecured and unsubordinated debt rating is withdrawn or reduced below “BBB-” by S&P, then within 10 Business Days after such rating withdrawal or downgrade, BSFP shall, subject to the Rating Agency Condition and at its own expense, either (i) secure another entity to replace BSFP as party to this Agreement that meets or exceeds the Approved Rating Thresholds on terms substantially similar to this Agreement or (ii) obtain a guaranty of, or a contingent agreement of another person with the Approved Rating Thresholds, to honor, BSFP’s obligations under this Agreement. For purposes of this provision, “Rating Agency Condition” means, with respect to any particular proposed act or omission to act hereunder that the party acting or failing to act must consult with each of the Swap Rating Agencies then providing a rating of the Certificates and receive from each of the Swap Rating Agencies a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Certificates.

Reference Number: FXNEC8318
First Horizon Alternative Mortgage Securities Trust 2006-FA3
May 30, 2006

15) Additional Provisions.  Notwithstanding the terms of Sections 5 and 6 of the ISDA form Master Agreement, if Counterparty has satisfied its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement, then unless BSFP is required pursuant to appropriate proceedings to return to Counterparty or otherwise returns to Counterparty upon demand of Counterparty any portion of such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to Counterparty as the Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Event pursuant to Section 6 of the ISDA Form Master Agreement only as a result of a Termination Event set forth in either Section 5(b)(i) or Section 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party or Section 5(b)(iii) of the ISDA Form Master Agreement with respect to BSFP as the Burdened Party.  For purposes of the Transaction to which this Agreement relates, Counterparty’s only obligation under Section 2(a)(i) of the ISDA Form Master Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

16) Compliance with Regulation AB.

(i) BSFP agrees and acknowledges that First Horizon Home Loan Corporation (“FHHLC”) is required under Regulation AB under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (“Regulation AB”), to disclose certain financial information regarding BSFP or its group of affiliated entities, if applicable, depending on the aggregate “significance percentage” of this Agreement and any other derivative contracts between BSFP or its group of affiliated entities, if applicable, and Counterparty, as calculated from time to time in accordance with Item 1115 of Regulation AB.

(ii) It shall be a swap disclosure event (“Swap Disclosure Event”) if, on any Business Day after the date hereof, FHHLC requests from BSFP the applicable financial information described in Item 1115 of Regulation AB (such request to be based on a reasonable determination by FHHLC, in good faith, that such information is required under Regulation AB) (the “Swap Financial Disclosure”).

(iii) Upon the occurrence of a Swap Disclosure Event, BSFP, at its own expense, shall (a) provide to FHHLC the Swap Financial Disclosure, (b) secure another entity to replace BSFP as party to this Agreement on terms substantially similar to this Agreement and subject to prior notification to the Swap Rating Agencies, which entity (or a guarantor therefor) meets or exceeds the Approved Rating Thresholds (or which satisfies the Rating Agency Condition) and which entity is able to comply with the requirements of Item 1115 of Regulation AB or (c) obtain a guaranty of the BSFP’s obligations under this Agreement from an affiliate of the BSFP that is able to comply with the financial information disclosure requirements of Item 1115 of Regulation AB, such that disclosure provided in respect of the affiliate will satisfy any disclosure requirements applicable to the Swap Provider, and cause such affiliate to provide Swap Financial Disclosure. If permitted by Regulation AB, any required Swap Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Exchange Act.

(iv) BSFP agrees that, in the event that BSFP provides Swap Financial Disclosure to FHHLC in accordance with clause (iii)(a) of paragraph 16 or causes its affiliate to provide Swap Financial Disclosure to FHHLC in accordance with clause (iii)(c) of paragraph 16, it will indemnify and hold harmless FHHLC, its respective directors or officers and any person controlling FHHLC, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in such Swap Financial Disclosure or caused by any omission or alleged omission to state in such Swap Financial Disclosure a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

Reference Number: FXNEC8318
First Horizon Alternative Mortgage Securities Trust 2006-FA3
May 30, 2006

17) Third Party Beneficiary. FHHLC shall be a third party beneficiary of this Agreement.

18) Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless each of S&P, Fitch and Moody’s have been provided notice of the same and each of S&P, Fitch and Moody’s confirm in writing (including by facsimile transmission) that they will not downgrade, qualify, withdraw or otherwise modify their then-current rating of the Certificates.

NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.	Account Details and
Settlement Information:	Payments to BSFP:
Citibank, N.A., New York
ABA Number: 021-0000-89, for the account of
Bear, Stearns Securities Corp.
Account Number: 0925-3186, for further credit to
Bear Stearns Financial Products Inc.
Sub-account Number: 102-04654-1-3
Attention: Derivatives Department

Payments to Counterparty:
The Bank of New York
ABA: 021-000-018
A/C: GLA 111565
FFC: TAS 254772
REF: First Horizon Class A-4 Corridor Reserve Fund

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Reference Number: FXNEC8318
First Horizon Alternative Mortgage Securities Trust 2006-FA3
May 30, 2006

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By: ______________________________
Name:
Title:

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

THE SEPARATE INTEREST TRUST CREATED PURSUANT TO THE POOLING AND SERVICING AGREEMENT

BY: THE BANK OF NEW YORK, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE FOR AND ON BEHALF OF THE SEPARATE INTEREST TRUST CREATED PURSUANT TO THE POOLING AND SERVICING AGREEMENT

By: ________________________________________
Name:
Title:

lm

Reference Number: FXNEC8318
First Horizon Alternative Mortgage Securities Trust 2006-FA3
May 30, 2006

SCHEDULE I
(all such dates subject to adjustment in accordance with the Business Day Convention)

From and including	To but excluding	Notional Amount (USD)
Effective Date	6/25/2006	200,000,000.00
6/25/2006	7/25/2006	198,361,774.44
7/25/2006	8/25/2006	196,490,868.20
8/25/2006	9/25/2006	194,389,847.85
9/25/2006	10/25/2006	192,061,946.92
10/25/2006	11/25/2006	189,511,063.63
11/25/2006	12/25/2006	186,741,755.45
12/25/2006	1/25/2007	183,759,230.57
1/25/2007	2/25/2007	180,569,336.23
2/25/2007	3/25/2007	177,178,543.77
3/25/2007	4/25/2007	173,593,930.63
4/25/2007	5/25/2007	169,823,159.10
5/25/2007	6/25/2007	166,115,547.35
6/25/2007	7/25/2007	162,470,047.46
7/25/2007	8/25/2007	158,885,628.84
8/25/2007	9/25/2007	155,361,277.96
9/25/2007	10/25/2007	151,895,998.03
10/25/2007	11/25/2007	148,488,808.76
11/25/2007	12/25/2007	145,138,746.08
12/25/2007	1/25/2008	141,844,861.85
1/25/2008	2/25/2008	138,606,223.63
2/25/2008	3/25/2008	135,421,914.40
3/25/2008	4/25/2008	132,291,032.31
4/25/2008	5/25/2008	129,212,690.43
5/25/2008	6/25/2008	126,186,016.53
6/25/2008	7/25/2008	123,210,152.77
7/25/2008	8/25/2008	120,284,255.53
8/25/2008	9/25/2008	117,407,495.16
9/25/2008	10/25/2008	114,579,055.73
10/25/2008	11/25/2008	111,798,134.80
11/25/2008	12/25/2008	109,063,943.24
12/25/2008	1/25/2009	106,375,704.96
1/25/2009	2/25/2009	103,732,656.73
2/25/2009	3/25/2009	101,134,047.95
3/25/2009	4/25/2009	98,579,140.45
4/25/2009	5/25/2009	96,067,208.29
5/25/2009	6/25/2009	93,597,537.52
6/25/2009	7/25/2009	91,169,426.04
7/25/2009	8/25/2009	88,782,183.38
8/25/2009	9/25/2009	86,435,130.49

Reference Number: FXNEC8318
First Horizon Alternative Mortgage Securities Trust 2006-FA3
May 30, 2006

9/25/2009	10/25/2009	84,127,599.56
10/25/2009	11/25/2009	81,858,933.86
11/25/2009	12/25/2009	79,628,487.53
12/25/2009	1/25/2010	77,435,625.41
1/25/2010	2/25/2010	75,279,722.86
2/25/2010	3/25/2010	73,160,165.59
3/25/2010	4/25/2010	71,076,349.49
4/25/2010	5/25/2010	69,027,680.45
5/25/2010	6/25/2010	67,013,574.22
6/25/2010	7/25/2010	65,033,456.23
7/25/2010	8/25/2010	63,086,761.42
8/25/2010	9/25/2010	61,172,934.11
9/25/2010	10/25/2010	59,291,427.81
10/25/2010	11/25/2010	57,441,705.12
11/25/2010	12/25/2010	55,623,237.52
12/25/2010	1/25/2011	53,835,505.26
1/25/2011	2/25/2011	52,077,997.23
2/25/2011	3/25/2011	50,350,210.77
3/25/2011	4/25/2011	48,651,651.55
4/25/2011	5/25/2011	46,981,833.46
5/25/2011	6/25/2011	45,340,278.44
6/25/2011	7/25/2011	43,924,989.55
7/25/2011	8/25/2011	42,535,987.34
8/25/2011	9/25/2011	41,172,821.82
9/25/2011	10/25/2011	39,835,050.51
10/25/2011	11/25/2011	38,522,238.32
11/25/2011	12/25/2011	37,233,957.44
12/25/2011	1/25/2012	35,969,787.20
1/25/2012	2/25/2012	34,729,313.97
2/25/2012	3/25/2012	33,512,131.04
3/25/2012	4/25/2012	32,317,838.49
4/25/2012	5/25/2012	31,146,043.08
5/25/2012	6/25/2012	29,996,358.18
6/25/2012	7/25/2012	28,924,960.50
7/25/2012	8/25/2012	27,874,187.31
8/25/2012	9/25/2012	26,843,677.39
9/25/2012	10/25/2012	25,833,075.63
10/25/2012	11/25/2012	24,842,032.93
11/25/2012	12/25/2012	23,870,206.08
12/25/2012	1/25/2013	22,917,257.67
1/25/2013	2/25/2013	21,982,856.01
2/25/2013	3/25/2013	21,066,675.01
3/25/2013	4/25/2013	20,168,394.11
4/25/2013	5/25/2013	19,287,698.17
5/25/2013	6/25/2013	18,424,277.38

Reference Number: FXNEC8318
First Horizon Alternative Mortgage Securities Trust 2006-FA3
May 30, 2006

6/25/2013	7/25/2013	17,681,398.88
7/25/2013	8/25/2013	16,953,329.72
8/25/2013	9/25/2013	16,239,799.37
9/25/2013	10/25/2013	15,540,542.06
10/25/2013	11/25/2013	14,855,296.62
11/25/2013	12/25/2013	14,183,806.46
12/25/2013	1/25/2014	13,525,819.46
1/25/2014	2/25/2014	12,881,087.93
2/25/2014	3/25/2014	12,249,368.48
3/25/2014	4/25/2014	11,630,422.01
4/25/2014	5/25/2014	11,024,013.57
5/25/2014	6/25/2014	10,429,912.36
6/25/2014	7/25/2014	9,938,968.87
7/25/2014	8/25/2014	9,457,637.15
8/25/2014	9/25/2014	8,985,738.61
9/25/2014	10/25/2014	8,523,097.84
10/25/2014	11/25/2014	8,069,542.58
11/25/2014	12/25/2014	7,624,903.67
12/25/2014	1/25/2015	7,189,015.00
1/25/2015	2/25/2015	6,761,713.42
2/25/2015	3/25/2015	6,342,838.73
3/25/2015	4/25/2015	5,932,233.61
4/25/2015	5/25/2015	5,529,743.57
5/25/2015	6/25/2015	5,135,216.90
6/25/2015	7/25/2015	4,825,406.31
7/25/2015	8/25/2015	4,520,852.79
8/25/2015	9/25/2015	4,221,468.21
9/25/2015	10/25/2015	3,927,165.92
10/25/2015	11/25/2015	3,637,860.69
11/25/2015	12/25/2015	3,353,468.73
12/25/2015	1/25/2016	3,073,907.63
1/25/2016	2/25/2016	2,799,096.36
2/25/2016	3/25/2016	2,528,955.24
3/25/2016	4/25/2016	2,263,405.89
4/25/2016	5/25/2016	2,002,371.28
5/25/2016	6/25/2016	1,731,651.50
6/25/2016	7/25/2016	1,465,680.65
7/25/2016	8/25/2016	1,204,377.48
8/25/2016	9/25/2016	947,662.15
9/25/2016	10/25/2016	695,456.13
10/25/2016	11/25/2016	447,682.23
11/25/2016	Termination Date	204,264.57